Qui Vive, Inc.
                   (A Subsidiary of Sundog Technologies, Inc.)
                        Stock Option Grant and Agreement

         Pursuant to the terms and conditions of the Qui Vive, Inc. 1998 Stock Option and Incentive Plan (the "Plan"), Qui Vive, Inc., a Delaware corporation (the "Company") and subsidiary of Sundog Technologies, Inc. ("Sundog"), hereby grants to the Participant an Option to purchase shares of the Company's common stock on the following terms and conditions:

         1. Identifying Provisions. As used in this Option, the following terms shall have the following respective meanings (see also Section 9):

         a.   "Participant" is xxxx

         b.   "Date of Grant" is (hire date)

         c.   Number of "Covered Shares" is (amount listed in offer letter)

         d.   "Exercise Price" Per Share is (amount listed in offer letter)

         2. Award. This Agreement specifies the terms of the option ("Option") granted to the Participant to purchase the number of Covered Shares at the Exercise Price set forth above in Paragraph 1. The Option is not intended to constitute an "incentive stock option" as that term is used in Code section 422.

         3. Date of Exercise. Except as limited by this Agreement or by the Plan, this Option shall become exercisable pursuant to the vesting schedule set forth below until and including the Expiration Date of this Option as defined below, whereupon the Option shall expire and may thereafter no longer be exercised. Vesting of the Option shall be as follows:

Installment (No. of Covered Shares)       Vesting Date Applicable to Installment
-----------------------------------       --------------------------------------
              xxx                                           xxx
              xxx                                           xxx
              xxx                                           xxx

         An installment shall not become exercisable on the otherwise applicable vesting date if the Participant's Date of Termination (as defined in Paragraph 9, below) occurs on or before such vesting date. No exercise of this Option or any part hereof will be exercisable until the date for vesting has occurred. The Option may be exercised on or after the Date of Termination only as to that portion of the Covered Shares that had vested immediately prior to the Date of Termination. Notwithstanding the foregoing, if there is a change of control resulting from the sale of all or substantially all of the assets of the Company or the sale of more than 50% of the issued and outstanding common stock of the Company, then the following shall apply:


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a.            If Participant  has been employed by the Company for more than six months, and at least one-half of the vesting period of a particular installment has passed as of the effective date of such change of control transaction, then that installment will be deemed fully vested at such effective date.

         4. Expiration. The Option shall not be exercisable after the Company's close of business on the last business day that occurs prior to the Expiration Date. As used in this Agreement, the Participant's "Expiration Date" shall be the earliest to occur of:

         a.   the five-year anniversary of the Date of Grant;

         b. if the Participant's Date of Termination occurs by reason of death, Disability or Retirement, the one-year anniversary of such Date of Termination; or

         c. if the Participant's Date of Termination occurs for reasons other than death, Disability, or Retirement, the 90-day anniversary of such Date of Termination.

         5. Method of Exercise. The Plan is administered by the Compensation Committee ("Committee") of the Board of Directors of the Company (as described in the Plan). Subject to the terms of this Agreement and the Plan, the Option may be exercised in whole or in part by filing a written notice with the Committee at its corporate headquarters prior to the close of business of the Company on the last business day that occurs prior to the Expiration Date. Such notice shall specify the number of Covered Shares the Participant elects to purchase, and shall be accompanied by payment of the Exercise Price for such shares. Payment shall be by certified check or cashier's check payable to the Company. The Option shall not be exercisable if and to the extent the Committee determines that such exercise would violate applicable state or federal securities laws or the rules and regulations of any securities exchange on which the Company's common stock or the common stock of Sundog is then traded. If the Committee makes such a determination, it shall use all reasonable efforts to obtain compliance with such laws, rules or regulations. In making any determination hereunder, the Committee may rely on the opinion of counsel for the Company or Sundog.

         6. Withholding. All deliveries and distributions under this Agreement are subject to withholding of all applicable taxes. The Committee may require, as a condition to the exercise of this Option in whole or in part and delivery of the Covered Shares, the prior payment to the Company by the Participant of applicable withholding amounts. Such payment shall accompany the Exercise Price paid upon exercise of the Option unless otherwise agreed by the Committee.

         7. Transferability. Except as otherwise provided in this Paragraph 7, the Option is not transferable other than as designated by the Participant by will or by the laws of descent and distribution, and during the Participant's life, may be exercised only by the Participant. However, the Participant, with the prior written approval of the Committee, may transfer the Option for no consideration to or for the benefit of the Participant's Immediate Family (including, without limitation, to a trust for the benefit of the Participant's Immediate Family or to a partnership or limited liability company for one or


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more members of the Participant's  Immediate Family),  subject to such limits as the Committee may establish, and the transferee shall remain subject to all terms and conditions applicable to the Option prior to such transfer. The foregoing right to transfer the Option shall apply to the right to consent to amendments to this Agreement and, in the discretion of the Committee, shall also apply to the right to transfer ancillary rights associated with the Option. The term "Immediate Family" means the Participant's spouse, parents, children, stepchildren, adoptive relationships, sisters, brothers and grandchildren.

         8. Certain Restrictions. The Participant has entered into and agreed to be bound by an employment agreement and a non-disclosure agreement (the "Other Agreements") as a condition to receipt of this Option. The right of Participant to exercise this Option, in whole or in part, will be conditioned upon Participant's continued compliance with the Other Agreements. The parties acknowledge that the Company is a subsidiary of Sundog. The minority interests of the Company, upon exercise of the Option and other similar rights granted by the Company, will be owned at least in part by the Participant and a few individual shareholders. The parties agree that the Participant, following the exercise of the Option in whole or in part and receipt of the Covered Shares in connection with such exercise, will not sell, assign, transfer, hypothecate, pledge, or otherwise dispose of the Covered Shares for any reason whatsoever, unless and until the Participant has first offered the Covered Shares to the Company, which may redeem or repurchase such Covered Shares directly from the Participant. The certificates evidencing the Covered Shares will include a restrictive legend referring to this right of first refusal granted to the Company and the restriction on the transfer of the Covered Shares created thereby. If the Company declines to exercise the right granted it hereunder within 30 days of receipt of written notice of a proposed sale of the Covered Shares by Participant, Participant may the pursue the original transaction on the terms and conditions set forth in its notice to the Company. Any change in such terms will be deemed a new offer and will reset the right of the Company to receive notice of a sale and to exercise the right of first refusal in connection therewith.

         9. Definitions. Capitalized terms in this Agreement shall have the meaning given them in the Plan, this Section 9, or elsewhere in this Agreement. The following definitions shall apply:

         "Affiliate" has the meaning set forth in Rule 12b-2 of the regulations promulgated under the Exchange Act. The Company is a Subsidiary of Sundog and as such is an Affiliate of Sundog for purposes of this Agreement.

         "Date of Termination" is the first day occurring on or after the Grant Date on which the Participant is not employed by the Company or Sundog or any Subsidiary or Affiliate of the Company or of Sundog, regardless of the reason for the termination of employment; provided that a termination of employment shall not be deemed to occur by reason of a transfer of the Participant's employment between the Company and Sundog or between either of them and a Subsidiary or Affiliate of either of them, or between two Subsidiaries or Affiliates, as the case may be; and further provided that the Participant's


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

employment shall not be considered terminated while the Participant is on an authorized leave of absence from the Company, Sundog or any Affiliate or Subsidiary of either of them. If, as a result of a sale or other transaction, the Participant's employer ceases to be an Affiliate of either the Company or Sundog (and the Participant's employer is or becomes an entity that is separate from the either the Company or Sundog), the occurrence of such transaction shall be treated as the Participant's Date of Termination caused by the Participant being discharged by the employer.

         10. Heirs and Successors. This Agreement shall be binding upon, and inure to the benefit of, the Company and its successors and assigns, and upon any person acquiring, whether by merger, consolidation, purchase of assets or otherwise, all or substantially all of the Company's assets and business. If any rights exercisable by the Participant or benefits deliverable to the Participant under this Agreement have not been exercised or delivered, respectively, at the time of the Participant's death, such rights shall be exercisable by the Designated Beneficiary, and such benefits shall be delivered to the Designated Beneficiary in accordance with the provisions of this Agreement and the Plan. The "Designated Beneficiary" shall be the beneficiary or beneficiaries designated by the Participant in a writing filed with the Committee in such form and at such time as the Committee shall require. If a deceased Participant fails to designate a beneficiary, or if the Designated Beneficiary does not survive the participant, any rights that would have been exercisable by the Participant and any benefits distributable to the Participant shall be exercised by or distributed to the legal representative of the estate of the Participant. If a deceased Participant has designated a beneficiary but the Designated Beneficiary dies before the Designated Beneficiary's exercise of all rights under this Agreement or before the complete distribution of benefits to the Designated
Beneficiary under this Agreement, then any rights that would have been exercisable by the Designated Beneficiary shall be exercised by the legal representative of the estate of the Designated Beneficiary, and any benefits distributable to the Designated Beneficiary shall be distributed to the legal representative of the estate of the Designated Beneficiary.

         11. Administration. The authority to manage and control the operation and administration of this Agreement shall be vested in the Committee, and the Committee shall have all powers with respect to this Agreement as it has with respect to the Plan. Any interpretation of the Agreement by the Committee and any decision made by it with respect to the Agreement is final and binding on all persons.

         12. Plan Governs. This Option is subject to and all of the terms and conditions of the Plan bind the Participant, as the same may be amended from time to time in accordance with its terms. A copy of the Plan is available from the office of the Secretary of the Company. Except as the Plan may permit variations when agreed upon in writing by the Participant and the Company, such as this Agreement, in the event of a conflict between the terms of the Plan and the terms of this Agreement, the terms and provisions of the Plan shall govern.

         13. Not an Employment Contract. The Option does not confer any right on the Participant with respect to continuation of employment or other service


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

with the Company, Sundog or any Subsidiary or Affiliate of either of them, nor will it interfere in any way with any right the Company, Sundog or any such Subsidiary or Affiliate would otherwise have to terminate or modify the terms of such Participant's employment or other service at any time.

         14. Rights in Stock Before Issuance and Delivery. No person shall be entitled to the privileges of stock ownership in respect of any shares issuable upon exercise of this Option unless and until such shares have been issued to such person as fully-paid shares.

         15. Notices. Any notice to be given to the Company shall be addressed to the Company in care of the Committee at the principal offices of Sundog and any notice to be given to the Participant shall be addressed to the Participant at the address set forth beneath the Participant's signature hereto or at such other address as the Participant may hereafter designate in writing to the Committee. Any such notice shall be deemed duly given when enclosed in a properly sealed envelope or wrapper addressed as before said, registered or certified and deposited postage and registry or certification fees prepaid in a post office or branch post office regularly maintained by the United States Postal Service.

         16. Other Terms. This Agreement has been executed and delivered by the Company in Salt Lake City, Utah and shall be construed and enforced in accordance with the laws of said state, other than any choice of law rules calling for the application of laws of another jurisdiction. This Agreement may be amended by written agreement of the Participant and the Company (through the Committee and with its approval), without the consent of any other person. If the Company or Sundog enters into a transaction which is intended to be accounted for using the pooling-of-interests method of accounting, but it is determined by the Committee that the Option or any aspect thereof could reasonably be expected to preclude such treatment, then the Committee may modify (to the minimum extent required) or revoke (if necessary) the Option or any of the provisions thereof to the extent that the Committee determines that such modification or revocation is necessary to enable the transaction to be subject to pooling-of-interests accounting.


[The remainder of this page is intentionally left blank. Signatures follow on the next page.]


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IN WITNESS  WHEREOF the Committee has caused the Company to grant this Option on the Date of Grant specified above.

Qui Vive, Inc.
7150 Campus Drive    Suite 290
Colorado Springs, CO  80920


By:
     ------------------------------------
Its:
     ------------------------------------

Participant:

-----------------------------------------
Signature
Address:


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City/State/Zip


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                               NOTICE OF EXERCISE



Qui Vive, Inc.
7150 Campus Drive    Suite 290
Colorado Springs, CO  80920

Ladies and Gentlemen:

The undersigned hereby elects to purchase, pursuant to the provisions of the Stock Option Agreement and Option held by the undersigned, dated November 9,
1998,             shares of Stock of Qui Vive,  Inc.,  a  Delaware  corporation, issuable upon exercise of said Option.

The undersigned hereby represents and warrants that the undersigned is acquiring such stock for his own account and not for resale or with a view to distribution of any part thereof.

The  undersigned  hereby  attaches the purchase price payable for such shares at
$       per share in the form of                                        (specify
cash, check, money order, other securities, etc.).

Dated:
        -----------------------------------------

Address:
        -----------------------------------------


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(Social Security Number)